                                                                    Exhibit 24.1
                               POWER OF ATTORNEY

                       NATIONAL EQUIPMENT SERVICES, INC.

     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to National Equipment Services, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Aerial Platforms, Inc., BAT Acquisition Corp., MST Enterprises, Inc. and NES Acquisition Corp. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 10th day of December, 1997, by the following persons:


 /s/ Kevin P. Rodgers                             /s/ Dennis J. O'Connor
___________________________                      ___________________________
Kevin P. Rodgers,                                Dennis J. O'Connor,
President, Chief Executive Officer and           Chief Financial Officer
Director


 /s/ Carl D. Thoma                                /s/ William C. Kessinger
___________________________                      ___________________________
Carl D. Thoma,                                   William C. Kessinger,
Director                                         Director


 /s/ Ronald St. Clair
___________________________
Ronald St. Clair,
Director

                               POWER OF ATTORNEY

                             AERIAL PLATFORMS, INC.

     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Aerial Platforms, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Aerial Platforms, Inc., BAT Acquisition Corp., MST Enterprises, Inc. and NES Acquisition Corp. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 10th day of December, 1997, by the following persons:


/s/ Kevin P. Rodgers                        /s/ Dennis J. O'Connor
----------------------------------          ----------------------------------
Kevin P. Rodgers,                           Dennis J. O'Connor,
President, Chief Executive Officer          Chief Financial Officer
and Director

/s/ Carl D. Thoma                           /s/ William C. Kessinger
------------------------------------        ----------------------------------
Carl D. Thoma,                              William C. Kessinger,
Director                                    Director

                               POWER OF ATTORNEY

                             BAT ACQUISITION CORP.

     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to BAT Acquisition Corp., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Aerial Platforms, Inc., BAT Acquisition Corp., MST Enterprises, Inc. and NES Acquisition Corp. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 10th day of December, 1997, by the following persons:


/s/ Kevin P. Rodgers                         /s/ Dennis J. O'Connor
----------------------------------           ---------------------------------
Kevin P. Rodgers,                            Dennis J. O'Connor,
President, Chief Executive Officer           Chief Financial Officer
and Director

/s/ Carl D. Thoma                            /s/ William C. Kessinger
----------------------------------           ---------------------------------
Carl D. Thoma,                               William C. Kessinger,
Director                                     Director

                               POWER OF ATTORNEY

                             MST ENTERPRISES, INC.

     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to MST Enterprises, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Aerial Platforms, Inc., BAT Acquisition Corp., MST Enterprises, Inc. and NES Acquisition Corp. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 10th day of December, 1997, by the following persons:


/s/ Kevin P. Rodgers                         /s/ Dennis J. O'Connor
----------------------------------           ---------------------------------
Kevin P. Rodgers,                            Dennis J. O'Connor,
Chief Executive Officer and                  Chief Financial Officer
Director

/s/ Carl D. Thoma                            /s/ William C. Kessinger
----------------------------------           ---------------------------------
Carl D. Thoma,                               William C. Kessinger,
Director                                     Director

                               POWER OF ATTORNEY

                             NES ACQUISITION CORP.

     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to NES Acquisition Corp., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) Aerial Platforms, Inc., BAT Acquisition Corp., MST Enterprises, Inc. and NES Acquisition Corp. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 10th day of December, 1997, by the following persons:


/s/ Kevin P. Rodgers                         /s/ Dennis J. O'Connor
----------------------------------           ---------------------------------
Kevin P. Rodgers,                            Dennis J. O'Connor,
Chief Executive Officer and                  Chief Financial Officer
Director

/s/ Carl D. Thoma                            /s/ William C. Kessinger
----------------------------------           ---------------------------------
Carl D. Thoma,                               William C. Kessinger,
Director                                     Director